UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09749

Lifetime Achievement Fund, Inc.
(Exact name of Registrant as specified in charter)

15858 West Dodge Road
Suite 310
Omaha, NE 68118
 (Address of principal executive offices)

Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118
 (Name and address of agent for service)

Registrant's telephone number, including area code: (402) 330-1166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Annual Report

December 31, 2010

Lifetime Achievement Fund

LIFETIME ACHIEVEMENT FUND, INC.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Lifetime Achievement Fund, Inc.

SHAREHOLDER LETTER

January 2011

Dear fellow shareholders,

We have experienced another good year for investors while the mass media continued to dish out the daily dose of negativity. We experienced a normal, healthy correction during the spring and summer months, which set the stage for higher highs by the end of the year. This has all happened with many investors missing the gain as they sat in cash and bond mutual funds. We are just now starting to see retail investors put money into stock mutual funds and withdraw money from bond funds. You can see it doesn’t pay to FOLLOW THE CROWD.

Performance Review

Lifetime Achievement Fund had a 22.41% cumulative total return for the year ended December 31, 2010 after all fees and expenses(1). The Fund outperformed the Standard & Poor’s 500® Index, which increased 15.06% and the Morgan Stanley Capital International (“MSCI”) World Index, which increased 11.76% during the same period. You can find more of the Fund’s performance data in the Performance Summary on page 5.

Portfolio Review

The Fund benefitted from our positions in gold mining funds, small capitalization stock funds, and other value-based funds which helped us to achieve returns of 46.71% in 2009 and 22.41% in 2010. We are still optimistic about returns in the future, but we will look for temporary price declines during corrections to increase our risk level once again. On the other side of the coin, since completing the proxy this year, we now have additional flexibility and tools at our fingertips to help protect your capital.

Economic Review & Outlook

The Federal Reserve’s actions have been flashing green for some time now. In addition, there was a change in Washington after November’s election that has the potential to turn fiscal policy green as well, starting with the tax deal already made. Economic growth is strong and the folks that bought into the “new normal” mantra are kicking themselves. Corporations are healthier than they have been in decades — earnings are healthy and balance sheets are strong. Corporations are using their record cash levels to increase dividends and share buybacks, acquire other businesses, and to invest in equipment. They are starting to also show signs of investing in hiring new people.

Don’t forget that, “Our bacon fries with yours.” We hope the New Year brings you and your family many blessings. Please call, write, or email with any questions.

Peace and Goodwill,

Roland Manarin
President — Portfolio Manager

(1)	Performance does not reflect the maximum 2.50% sales charge which will reduce the performance quoted, with sales charge the Fund’s return was 19.35% for calendar year 2010 and 43.05% for calendar year 2009.

Aron Huddleston, CFA
Vice President — Portfolio Manager

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

One of Manarin’s Governing Principles is that we will communicate our beliefs as candidly as possible, because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding investment selection, Fund holdings, and the market are forward looking statements which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. We use forward looking statements like “believe,” “expect,” or “anticipate” or other similar expressions when discussing our opinions however we cannot assure future results and achievements.

Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 339-4230, or visiting www.lifetimeachievementfund.com. The prospectus should be read carefully before investing. The Fund is distributed by Manarin Securities Corporation, a member of FINRA and SIPC.

The Fund’s investment results represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than that which is stated. To receive current to the most recent month end performance, please call (888) 339-4230.

Portfolio composition will change due to ongoing management of the Fund. Specific funds named in this letter may not currently be owned by the Fund, or the Fund’s position in these other funds may have changed.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2010

As a shareholder of Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* 7/1/10 – 12/31/10
Actual	$1,000.00	$1,259.30	$9.05
Hypothetical (5% return before expenses)	$1,000.00	$1,016.67	$8.08
*	Expenses are equal to the Fund’s annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). Expenses include current 12b-1 fees rebated by Distributor which are discussed in Note 3 to the financial statements.

PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL
INVESTMENTS (Unaudited)

December 31, 2010

Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)

As of December 31, 2010

AVERAGE ANNUAL TOTAL RETURNS*
	1 Year	5 Year	10 Year	Since Inception (July 5, 2000)
Lifetime Achievement Fund with 2.50% sales load	19.35%	3.39%	3.56%	1.65%
Lifetime Achievement Fund without 2.50% sales load	22.41%	3.92%	3.81%	1.90%
MSCI World Index	11.76%	2.43%	2.31%	1.00%
S&P 500® Index	15.06%	2.29%	1.41%	0.37%

Comparison of change in value of $10,000 invested in the Fund since inception and comparable indices
(includes 2.50% maximum sales load for the Fund)*

*	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. The performance information quoted in this annual report assumes reinvestment of all dividend and capital gain distributions, if any, and all charts and tables reflect past performance which is not predictive of future results. Performance information current to the most recent month end can be obtained by calling (888) 339-4230.

The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

The Standard and Poor’s 500® Index is a market capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The indices do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. In addition, the indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS
December 31, 2010

	Shares	Value
Mutual Funds: 94.5%
Diversified Emerging Markets: 2.2%
Invesco Developing Markets Fund – Class A†	111,168	$3,679,661
Equity Precious Metals: 8.3%
Franklin Gold and Precious Metals Fund – Advisor Class†	122,909	6,542,427
OCM Gold Fund – Advisor Class†	257,146	7,475,227
		14,017,654
Large Growth: 9.2%
Alger Capital Appreciation Institutional Fund – Class I*†	746,181	15,453,411
Large Value: 9.3%
John Hancock Classic Value Fund – Institutional Class†	936,586	15,622,254
Mid-Cap Value: 8.1%
JPMorgan Value Advantage Fund – Institutional Class†	748,768	13,612,594
Real Estate: 5.0%
Forward Select Income Fund – Institutional Class†	357,783	8,314,873
Small Growth: 6.0%
Pioneer Oak Ridge Small Cap Growth Fund – Class Y*†	345,343	10,035,672
Small Value: 31.9%
Allianz NFJ Small-Cap Value Fund – Institutional Class†	502,070	14,996,842
Delaware Small Cap Value Fund – Institutional Class†	184,358	7,366,963
Franklin MicroCap Value Fund – Advisor Class†	474,273	15,115,067
Franklin Small Cap Value Fund – Advisor Class†	352,160	16,139,507
		53,618,379
World Stock: 14.5%
Polaris Global Value Fund†	687,354	9,622,957
Templeton Growth Fund – Advisor Class†	383,773	6,823,483
Wintergreen Fund*†	567,382	7,949,015
		24,395,455
Total Mutual Funds (Cost $110,079,436)		158,749,953
Exchange-Traded Funds: 3.8%
Bear Market: 3.8%
Direxion Daily 20-Year Treasury Bear 3X*†	148,168	6,402,339
Total Exchange-Traded Funds (Cost $6,185,783)		6,402,339

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS (continued)
December 31, 2010

	Shares	Value
Equity Securities: 1.8%
Telecommunication Services: 1.8%
Level 3 Communications, Inc.*†	3,150,000	$3,087,000
Total Equity Securities (Cost $11,927,223)		3,087,000
	Principal Amount
Short-Term Investments: 0.4%
UMB Bank, n.a. Money Market Fiduciary†±	$596,990	596,990
Total Short-Term Investments (Cost $596,990)		596,990
Total Investments: 100.5% (Cost $128,789,432)		168,836,282
Liabilities less all other assets: (0.5)%		(814,234)
Net Assets: 100.0%		$168,022,048

Footnotes:

†	As of December 31, 2010, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $168,836,282 as of December 31, 2010. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 6 to the financial statements.
*	Non-income producing security.
±	The short-term investment earns interest at variable rates. At December 31, 2010, the interest rate was 0.01%.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets
Investments at value (cost $128,789,432)*	$168,836,282
Interest and dividends receivable	7
Receivable for fund shares sold	66,786
Prepaid expenses and other assets	16,259
Total assets	168,919,334
Liabilities
Payable for fund shares redeemed	583,053
Management fees payable	103,214
Distribution and service (12b-1) fees payable	99,353
Interest payable	38,437
Directors’ fees payable	6,235
Chief Compliance Officer fees payable	252
Other accrued expenses	66,742
Total liabilities	897,286
Net assets	$168,022,048
Net assets consist of:
Paid-in-capital	$162,887,874
Undistributed net investment income	2,315,400
Accumulated net realized loss on investments	(37,228,076)
Net unrealized appreciation on investments	40,046,850
Net assets	$168,022,048
Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	7,989,574
Net asset value and redemption price per share (net assets/share outstanding)	$21.03
Maximum offering price per share (net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$21.57
*	As of December 31, 2010, all or a portion of has been pledged as collateral for a Fund loan. The market value of securities in the pledged account totaled $168,836,282 as of December 31, 2010. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 6 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS
For the year ended December 31, 2010

Investment income
Dividends from mutual funds	$2,580,932
Interest	150
Total investment income	2,581,082
Expenses
Management fees	1,115,607
Interest expense	437,573
Distribution and service (12b-1) fees	371,869
Administrative and fund accounting fees	123,873
Transfer agent fees and expenses	95,213
Professional fees	87,596
Chief Compliance Officer fees	49,458
Reports to shareholders	44,444
Federal and state registration fees	35,489
Custody fees	23,848
Directors’ fees	22,235
Miscellaneous expenses	8,380
Total expenses	2,415,585
Current 12b-1 fees rebated by Distributor*	(85,394)
Net expenses	2,330,191
Net investment income	250,891
Realized and unrealized gain/(loss) on investments
Capital gain distributions from mutual funds	1,416,275
Net realized loss on investments	(810,406)
Change in unrealized appreciation/depreciation on investments	28,342,605
Net realized and unrealized gain on investments	28,948,474
Retroactive rebate of 12b-1 fees by Distributor*	1,878,680
Net increase in net assets resulting from operations	$31,078,045
*	See Note 3 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Change in net assets from operations
Net investment income/(loss)	$250,891	$(414,533)
Capital gain distributions from mutual funds	1,416,275	222,694
Net realized loss on investments	(810,406)	(4,358,644)
Change in unrealized appreciation/depreciation on investments	28,342,605	49,171,552
Retroactive rebate of 12b-1 fees by Distributor	1,878,680	—
Net increase in net assets resulting from operations	31,078,045	44,621,069
Capital share transactions
Proceeds from sale of shares	12,241,087	13,420,190
Redemption of shares	(16,611,225)	(11,037,944)
Redemption fees	140	1,458
Net increase/(decrease) from capital share transactions	(4,369,998)	2,383,704
Total increase in net assets	26,708,047	47,004,773
Net assets
Beginning of year	141,314,001	94,309,228
End of year	$168,022,048	$141,314,001
Undistributed net investment income	$2,315,400	$—
Transactions in shares
Shares sold	667,239	1,033,857
Shares redeemed	(904,747)	(860,113)
Net increase/(decrease)	(237,508)	173,744

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF CASH FLOWS
For the year ended December 31, 2010

Increase/(Decrease) in Cash
Cash flows provided by/(used for) operating activities:
Net increase in net assets resulting from operations	$31,078,045
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(9,865,905)
Sales of long-term portfolio investments	25,015,231
Return of capital dividend received	82,219
Purchases of short-term portfolio investments, net	(16,988)
Decrease in interest and dividends receivable	15
Decrease in prepaid expenses and other assets	4,156
Increase in distribution fees payable	15,013
Increase in management fees payable	14,413
Increase in interest payable	9,225
Decrease in Directors’ fees payable	(765)
Decrease in Chief Compliance Officer fees payable	(4,419)
Decrease in other accrued expenses	(1,954)
Net realized loss on investments	810,406
Litigation recovery from securities formerly held	523
Change in unrealized appreciation/depreciation on investments	(28,342,605)
Net cash provided by operating activities	18,796,610
Cash flows provided by/(used for) financing activities:
Proceeds from sale of shares	12,231,422
Redemption of shares	(16,028,172)
Proceeds from redemption fees	140
Net cash used for loan payable	(15,000,000)
Net cash used for financing activities	(18,796,610)
Net increase in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of cash flow information (each of which is included above in the line titled “Net increase in net assets resulting from operations”):

Interest payments for the year were $428,348.

Retroactive rebate of 12b-1 fees by Distributor was $1,878,680; see Note 3 to financial statements.

Current 12b-1 fee rebates by Distributor for the year were $85,394; see Note 3 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

	(For a share outstanding throughout each year) Year Ended December 31,
	2010	2009	2008	2007	2006
Selected per share data
Net asset value, beginning of year	$17.18	$11.71	$21.35	$23.09	$19.46 (b)
Income/(loss) from investment operations
Net investment income/(loss)(a)	0.04	(0.05)	(0.08)	(0.09)	(0.11)
Net realized and unrealized gain/(loss) on investments	3.58	5.52	(9.54)	0.05	4.59
Retroactive rebate of 12b-1 fees by Distributor(c)	0.23	—	—	—	—
Total income/(loss) from investment operations	3.85	5.47	(9.62)	(0.04)	4.48
Distributions and other
Less distributions from realized gains	—	—	(0.01)	(1.70)	(0.85)
Less income distributions	—	—	(0.01)	—	—
Redemption fees(d)	— (e)	— (e)	— (e)	— (e)	— (e)
Total distributions and other	—	—	(0.02)	(1.70)	(0.85)
Net asset value, end of year	$21.03	$17.18	$11.71	$21.35	$23.09
Total Return(f)	22.41%	46.71%	(45.00)%	(0.28)%	23.03%
Ratios and supplemental data
Net assets, end of year (in thousands)	$168,022	$141,314	$94,309	$169,291	$147,399
Ratio of operating expenses to average net assets(g)	1.57%	1.99%	2.22%	1.72%	1.80%
Ratio of operating expenses (excluding interest expense) to average net assets(g)	1.27%	1.40%	1.38%	1.29%	1.39%
Ratio of net investment income/(loss) to average net assets(g)	0.17%	(0.37)%	(0.43)%	(0.45)%	(0.57)%
Portfolio turnover rate	6%	10%	51%	9%	26%
(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund’s expense ratio.
(b)	The Fund had a 1 – 2 reverse stock split with executable and payable dates of January 3, 2006. The beginning net asset value for 2006 has been restated to reflect the reverse stock split. See notes to the financial statements for more information.
(c)	See Note 3 to financial statements.
(d)	See Note 8 to financial statements.
(e)	Less than $0.01 per share.
(f)	Total return represents aggregate total return and does not reflect a sales charge.
(g)	Amounts include current 12b-1 fees rebated by Distributor. The ratio of current 12b-1 fees to average net assets for the year ended December 31, 2010 was 0.06%.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2010

Lifetime Achievement Fund, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in investment companies, including exchange-traded funds (“Investment Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“Accounting Principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange, including exchange-traded funds, are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are generally valued at the mean of the last quoted bid and ask prices. For securities for which market quotations are not readily available, Manarin Investment Counsel, Ltd. (the “Manager”) values these securities at fair value in accordance with procedures approved by the Board. The Board reviews these valuations quarterly.

Fair Value Measurements and Disclosures —
Accounting Principles requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3
Mutual Funds
Diversified Emerging Markets	$3,679,661	$—	$—
Equity Precious Metals	14,017,654	—	—
Large Growth	15,453,411	—	—
Large Value	15,622,254	—	—
Mid-Cap Value	13,612,594	—	—
Real Estate	8,314,873	—	—
Small Growth	10,035,672	—	—
Small Value	53,618,379	—	—
World Stock	24,395,455	—	—
Exchange Traded Funds
Bear Market	6,402,339	—	—
Equity Securities
Telecommunication Services	3,087,000	—	—
Short-Term Investments	596,990	—	—
Total	$168,836,282	$—	$—

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements.” Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact this will have on its financial statement disclosures.

Security Transactions and Investment Income —
Security transactions are accounted for on the trade date. Dividend income and distributions from Investment Funds are recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

Cash — The Fund classifies amounts on deposit with the Fund’s custodian as operating cash. These amounts earn interest at variable interest rates and are listed in the Schedule of Investments as Short-Term Investments. At December 31, 2010, the interest rate was 0.01%.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

The character of distributions made during the year from net investment income or net realized gain may differ in character for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2010. The following reclassifications were primarily a result of the differing book/tax treatment of distributions from Investment Funds and retroactive rebate of 12b-1 fees by Distributor, and had no impact on the net assets of the Fund.

Paid-in-capital	(82,219)
Accumulated net investment income	2,064,509
Accumulated net realized loss on investments	(1,982,290)

As of December 31, 2010, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$129,921,810
Gross Unrealized Appreciation	$52,137,420
Gross Unrealized Depreciation	(13,222,948)
Net Unrealized Appreciation on Investments	$38,914,472

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$2,315,400
Undistributed Long-Term Capital Gains	—
Accumulated Earnings	2,315,400
Accumulated Capital and Other Losses	(36,095,698)
Unrealized Appreciation	38,914,472
Total Accumulated Earnings	5,134,174

As of December 31, 2010, the Fund had a capital loss carryforward of $36,095,698, of which $9,419,468 expires December 31, 2016 and $26,676,230 expires December 31, 2017. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

During the year ended December 31, 2010, the Fund utilized $529,276 of capital loss carryforwards.

There were no distributions paid during the years ended December 31, 2010 and 2009.

Accounting for Uncertainty in Income Taxes  —  Accounting Principles requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not'' standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not'' recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Accounting Principles requires management of the Fund to analyze all open tax years 2007-2010, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Subsequent Events — Events and transactions have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure or recognition in the Fund’s financial statements.

2. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Manager believes the risk of loss to be remote.

3. Related Parties

The Fund pays the Manager a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the Manager has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through May 1, 2011, to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense, distribution expense, and cost of Fund borrowings. For the year ended December 31, 2010, the Manager made no reimbursements to the Fund, nor did it waive any of its fees because Other Expenses did not exceed 0.50% of the Fund’s average daily net

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010

assets. The fees paid to the Manager are reviewed annually by the Fund’s Board of Directors. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available in the Fund’s Semi-Annual Report dated June 30, 2010.

The Fund paid $23,000 to Independent Directors during the year ended December 31, 2010. The Fund pays the salary of the Fund’s Chief Compliance Officer. No other Officer or Director who is affiliated with the Manager currently receives any compensation from the Fund for acting as an Officer or Director of the Fund.

The Securities & Exchange Commission staff (“SEC”) informed the Fund that the retention of distribution and/or shareholder servicing (12b-1) fees paid by the Investment Funds to the Fund's distributor was contrary to a representation made to the SEC staff in 2000. Therefore, in June 2010, Manarin Securities Corporation (the “Distributor”), rebated to the Fund all 12b-1 fees the Distributor previously received from the Investment Funds (approximately $1.9 million). These amounts are included in the Fund’s Statement of Operations in the account titled “Retroactive rebate of 12b-1 fees by Distributor.” The Fund’s average annual total returns excluding retroactive 12b-1 fees rebated by Distributor at December 31, 2010 are estimated as follows:

	1 Year	5 Year	10 Year	Since Inception
With 2.50% sales load	18.05%	3.16%	3.44%	1.54%
Without 2.50% sales load	21.07%	3.69%	3.70%	1.79%

The Distributor has also agreed that it will rebate to the Fund any and all future 12b-1 fees the Investment Funds may disburse to the Distributor. These amounts are, and future amounts, will be included in the Fund’s Statement of Operations in the account titled “Current 12b-1 fees rebated by Distributor.”

4. Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities were $9,865,905 and $25,015,231, respectively, for the year ended December 31, 2010.

5. Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-I under the 1940 Act which permits the Fund to pay Manarin Securities Corporation, the Fund’s principal distributor, personnel of the Distributor, and other financial intermediaries a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis for distribution of Fund shares. The Fund made payments of $356,856 for distribution of Fund shares during the year ended December 31, 2010. Of this amount, payments totaling $351,600 were made to the Distributor, an affiliate of the Manager, and personnel of the Distributor under the distribution plan during the year ended December 31, 2010.

6. Loan and Pledge Agreement

On October 21, 2008, the Fund entered into a $40 million revolving credit agreement with UMB Bank n.a. (“UMB Loan Agreement”) to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the UMB Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedule of Investments.

Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the Federal Funds rate plus 1.75%, with a minimum rate of 2.50%. The loan is due on demand. The loan balance at December 31, 2010 was $0. For the year ended December 31, 2010 information related to borrowings under the UMB Loan Agreement is as follows:

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Year
2.55%	$17,149,315	364	$437,573	$20,500,000

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010

7. Reverse Stock Split

The Fund had a 1 for 2 reverse stock split with the ex and payable dates of January 3, 2006, to shareholders of record as of December 31, 2005. This resulted in a decrease in shares outstanding from 10,026,043 to 5,013,022, and an increase in net asset value from $9.73 to $19.46.

8. Redemption Fee

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the year ended December 31, 2010 the Fund received $140 in redemption fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of
Lifetime Achievement Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Lifetime Achievement Fund, Inc., including the schedule of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2007 were audited by other auditors, whose report dated February 20, 2008 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lifetime Achievement Fund, Inc. as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 28, 2011

Lifetime Achievement Fund, Inc.
OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (402) 330-1166 or at its toll-free number (800) 397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Results of Shareholder Meeting

A special meeting of the shareholders of the Fund was held on November 8, 2010.

The matters voted on by the shareholders of record as of September 9, 2010 were related to changes in the Fund’s fundamental investment restrictions and the election of Mark H. Taylor as a Director. The number of shares outstanding for the Fund as of the record date was 8,068,511.

With respect to the proposal to change the Fund’s fundamental investment restrictions, the results of the vote were as follows:

Votes for	5,552,008
Votes against	6,822
Votes abstained	11,483

With respect to the proposal to elect Mr. Taylor as a Director, the results of the vote were as follows:

Votes for	7,293,709
Votes against	61,849
Votes abstained	—

Lifetime Achievement Fund, Inc.
DIRECTORS AND OFFICERS (Unaudited)

Information concerning the Directors and Officers of the Fund as of December 31, 2010 is set forth below.

Name, Age, Position(s) Held with the Fund and Address(a)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Directors	Other Directorships Held by Directors
Roland R. Manarin(1) (66) President and Chairman since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	President, Director, Investment Adviser Representative and Portfolio Manager, Manarin Investment Counsel, Ltd., since February 1983; President, Roland Manarin & Associates, since February 1983; President, Director, Treasurer, Registered Representative and Registered Principal, Manarin Securities Corporation, since October 1994.	1	None
Aron Huddleston(1),(2) (32) Vice President since May 2004; 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Vice President (since June 2004), Portfolio Manager (since January 2002) and Investment Adviser Representative (since July 2001), Manarin Investment Counsel Ltd.; Vice President (since June 2004) and Registered Representative (since May 2001), Manarin Securities Corporation; Vice President (since June 2004) and Sales Assistant (2001 – 2004), Roland Manarin & Associates.	N/A	N/A
Deborah Koch(1) (38) Secretary since May 2004 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Chief Operating Officer (2004 – 2009), Chief Compliance Officer (since August 2004) and Secretary (since 2005), Manarin Investment Counsel, Ltd.; Financial and Operations Principal (since March 2004), Secretary (since 2005) and Chief Compliance Officer (since August 2004), Manarin Securities Corporation; Chief Operating Officer (March 2004 – 2009), Roland Manarin & Associates; OSJ Manager, Life Investors (an insurance agency), from March 1999 to March 2004.	N/A	N/A
N. Lynn Bowley (52) Chief Compliance Officer and Treasurer since August 2010 15858 West Dodge Road, Suite 310 Omaha, Nebraska 68118	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
Jerry Vincentini (70) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Retired; formerly, a business owner.	1	None
Dr. BodoTreu(3) (53) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Physician, Alegent Family Care Clinic (family practice clinic), since 1987.	1	None
Mark H. Taylor, PhD CPA (46) Director since February 2007 15858 West Dodge Road, Suite 310 Omaha, Nebraska 68118	Professor of Accountancy, Case Western Reserve University since August 2009; Professor and John P. Begley Endowed Chair in Accounting, Creighton University, 2002 – 2009; Member AICPA Accounting Standards Board, since December 2008; Academic Fellow, Securities and Exchange Commission, Office of the Chief Accountant, Professional Practice Group, from August 2005 to July 2006.	1	Northern Lights Fund Trust (66 portfolios) Northern Lights Variable Trust (7 portfolios) Ladenburg Thalmann Alternative Strategies Fund

(a) Each director serves until the earlier of his resignation, removal, disqualification or death, or until his successor is duly elected and qualified. Officers are elected by the Board annually.

(1) Considered an “Interested Person” of the Fund as defined in the 1940 Act by virtue of their respective position with the Manager.

(2) Mr. Huddleston is Roland Manarin’s son-in-law.

(3) Dr. Treu is Roland Manarin’s nephew.

Additional information about the Fund’s directors is available in the Statement of Additional Information. The Statement of Additional information is available, without charge, upon request by calling us at (800) 397-1167.

BOARD OF DIRECTORS

Roland R. Manarin      Mark H. Taylor
 Dr. Bodo Treu         Jerry Vincentini

OFFICERS

Roland R. Manarin, Chairman and President
Aron Huddleston, Vice President
Deborah Koch, Secretary
N. Lynn Bowley, Chief Compliance Officer and Treasurer

LEGAL COUNSEL

Thompson Hine LLP
Cincinnati, Ohio

CUSTODIAN

UMB Bank, n.a.
Kansas City, Missouri

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

DISTRIBUTOR

Manarin Securities Corporation
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118

INVESTMENT MANAGER

Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by this report.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)    (1) The Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2008, with accession number 0000950137-08-003375.
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it has two “audit committee financial experts” serving on its audit committee, both of whom are “independent.” These persons are Mark Taylor and Jerry Vincentini.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the Registrant’s audit committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.
Aggregate fees billed for professional services rendered by BBD, LLP (“BBD”) during fiscal 2010 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2010	$16,500
Fiscal year ended December 31, 2009	$16,500

(b) Audit-Related Fees.
Aggregate fees billed for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

Audit related fees are those which relate to the audit but are not included in its cost.  There were no audit-related fees billed during the periods listed below.

Fiscal year ended December 31, 2010	$ 0
Fiscal year ended December 31, 2009	$ 0

(c) Tax Fees.
Aggregate fees billed for professional services rendered by RSM McGladrey, Inc. (“RSM”) to the Registrant for tax compliance, tax advice, tax planning and review of tax filings.

Tax fees charged by RSM relate to the reviewing of filings and financial statements. Tax fees for the fiscal year ended December 31, 2010 include $3,750 related to a review of the tax treatment of 12b-1 fees rebated by the Distributor.

Fiscal year ended December 31, 2010	$6,600
Fiscal year ended December 31, 2009	$3,150

(d) All Other Fees.
Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.

None.

(e)
(1)  The Registrant's Audit Committee has adopted a pre-approval policy relating to audit and non-audit services to be provided by the Registrant's principal accountant.  Under this policy, the engagement terms and fees of the Registrant's annual audit must be specifically pre-approved by the Audit Committee.  In accordance with the terms of the Audit Committee's pre-approval policy, certain audit-related services and tax services have already received the general pre-approval of the Audit Committee.  Any services that have not already been approved by the Audit Committee in accordance with its pre-approval policy must be specifically pre-approved by the Audit Committee before the service can be rendered.  In regards to services that have already received the general approval of the Audit Committee in accordance with the terms of its pre-approval policy, the Audit Committee will be informed promptly of any such services rendered by the Registrant's principal accountant.

(2) During FY 2010, all of the non-audit services provided by BBD were pre-approved by the Audit Committee.  Accordingly, the percentage for which pre-approval was waived is zero.

(f) Not applicable.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

 Not applicable.

Item 11.  Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)
The Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 7, 2008, with accession number 0000950137-08-003375.

(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3)	Not applicable.

(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.

By:          /s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
Date:  March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:          /s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
Date:  March 9, 2011

By:          /s/ N. Lynn Bowley
N. Lynn Bowley
Principal Financial Officer
Date:  March 9, 2011